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                                                                      EXHIBIT 23



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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To the Stockholders and Board of Directors of
J. C. Penney Company, Inc.


We consent to incorporation by reference in: (1) the Registration Statement
(No. 33-28390) on Form S-8; (2) the Registration Statement (No. 33-59666) on Form S-8; (3)the Registration Statement (No. 33-59668) on Form S-8; (4) the Registration Statement (No. 33-66070) on Form S-8; (5) the Registration Statement (No. 33-66072) on Form S-8; (6) the Registration Statement
(No. 33-53275) on Form S-3; (7) the Registration Statement (No. 33-56993) on Form S-8; and (8) the Registration Statement (No. 33-56995) on Form S-8 of J. C. Penney Company, Inc. of our report dated February 22, 1996 relating to the consolidated balance sheets of J. C. Penney Company, Inc. and subsidiaries as of January 27, 1996, January 28, 1995, and January 29, 1994, and the related consolidated statements of income, reinvested earnings, and cash flows for the years then ended, which report appears in the 1995 Annual Report to Stockholders of J. C. Penney Company, Inc., which Annual Report is incorporated by reference in the Annual Report on Form 10-K of J. C. Penney Company, Inc. for the year ended January 27, 1996, and to our report dated February 22, 1996, relating to the financial statement schedule of J. C. Penney Company, Inc. and subsidiaries for each of the years in the three-year period ended January 27, 1996, which report appears in the Annual Report on Form 10-K of J. C. Penney Company, Inc. for the year ended January 27, 1996.

Our report refers to the adoption of (1) the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 121, Accounting for the
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Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of in
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1995, (2) the Financial Accounting Standards Board's Statement of Financial
Accounting Standards No. 115, Accounting for Certain Investments in Debt and
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Equity Securities, in 1994, and (3) the Financial Accounting Standards Board's
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Statement of Financial Accounting Standards No. 109, Accounting for Income
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Taxes, in 1993.
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                                         /s/ KPMG Peat Marwick LLP
                                       -----------------------------
                                             KPMG PEAT MARWICK LLP


Dallas, Texas
April 15, 1996